Securities Act Registration No. 333-39110
                                       Investment Act Registration No. 811-09979

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        Pre-Effective Amendment No. _                      [ ]

                       Post-Effective Amendment No. 5                      [X]

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                               Amendment No. 3                             [X]


                            ------------------------

                  FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT
                                  (Registrant)

                 AMERITAS LIFE INSURANCE CORP. of NEW YORK(SM)
                                   (Depositor)
                           1350 Broadway, Suite 2201
                            New York, New York 10018
                                 1-877-280-6110

                            ------------------------

                                Robert G. Lange
             Director, Vice President, General Counsel & Secretary
                 Ameritas Life Insurance Corp. of New York(SM)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122

                            ------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:
           [ ] immediately upon filing pursuant to paragraph b of Rule 485
           [ ] on       pursuant to paragraph b of Rule 485
           [X] 60 days after filing pursuant to paragraph a of Rule 485
           [ ] pursuant to paragraph a of Rule 485


         If appropriate, check the following box:
           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Overture Encore! II

--------------------------------------------------------------------------------
PROSPECTUS: May 1, 2012

[AMERITAS LIFE INSURANCE CORP. OF NEW YORK(SM) LOGO]

OVERTURE ENCORE! II
Flexible Premium
Variable Universal Life Insurance Policy
                                        Ameritas Life of NY Separate Account VUL
--------------------------------------------------------------------------------

     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the Death Benefit, and how you invest your Policy value. The value of your Policy will increase or decrease based on the performance of the investment options you choose. The amount of the Death Benefit can also vary as a result of investment performance.

     You may allocate all or part of your Policy value among a variety of Subaccount variable investment options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

     You may also allocate all or part of your investment to a Fixed Account fixed interest rate option, where we have the investment risk. We guarantee a certain return on any investment in the Fixed Account.

  Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.
           Any representation to the contrary is a criminal offense.

           This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

      No one is authorized to give information or make any representation about the Policy that is not in this prospectus.
 If anyone does so, you should not rely upon it as being accurate or adequate.

        NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE

--------------------------------------------------------------------------------
Ameritas Life Insurance Corp. of New York(SM) (we, us, our, Ameritas Life of NY)
     1350 Broadway, Suite 2201, New York, NY 10018 Telephone 1-877-280-6110

           Direct questions to us at Service Center, P.O. Box 82550,
                    Lincoln, Nebraska 68501. 1-800-745-1112.
                                 AmeritasNY.com
--------------------------------------------------------------------------------

Overture Encore! II                  - 1 -

TABLE OF CONTENTS                                                  Begin on Page
--------------------------------------------------------------------------------
     POLICY SUMMARY............................................................3
          Policy Benefits......................................................3
          Policy Risks.........................................................4
     CHARGES...................................................................8
          Policy Charges.......................................................8
          Portfolio Company Operating Expenses................................10
     CHARGES EXPLAINED........................................................12
          Transaction Charges.................................................12
          Periodic Charges:
          Monthly Deductions from Policy Value................................13
          Periodic Charges:
          Daily Deduction from Separate Account Assets........................14
     INVESTMENT OPTIONS.......................................................14
          Separate Account Variable Investment Options........................14
          Fixed Account Investment Option.....................................16
          Transfers...........................................................17
          Third-Party Services................................................18
          Disruptive Trading Procedures.......................................19
          Systematic Transfer Programs........................................20
     OTHER IMPORTANT POLICY INFORMATION.......................................23
          Policy Application and Issuance.....................................23
          Policy Value........................................................24
          Telephone Transactions..............................................25
          Electronic Delivery and Communications..............................25
          Cash Surrender Value Bonus..........................................25
          Misstatement of Age or Sex..........................................26
          Suicide.............................................................26
          Incontestability....................................................26
          Assignment..........................................................26
          Lapse and Grace Period..............................................27
          Reinstatement.......................................................27
          Delay of Payments or Transfers......................................28
          Beneficiary.........................................................28
          Minor Owner or Beneficiary..........................................28
          Policy Changes......................................................28
          Optional Features...................................................29
          Nonparticipating....................................................29
     POLICY DISTRIBUTIONS.....................................................29
          Death Benefit.......................................................29
          Maturity Benefit....................................................31
          Policy Loans........................................................31
          Surrender...........................................................32
          Partial Withdrawal..................................................32
          Payment of Policy Proceeds..........................................33
     TAX MATTERS..............................................................35
     LEGAL PROCEEDINGS........................................................38
     HOW TO GET FINANCIAL STATEMENTS..........................................38
     RULE 12h-7 EXEMPTION.....................................................38
     APPENDIX A: Optional Features............................................41
     DEFINED TERMS............................................................43
     LAST PAGE                                                         Last Page
          Illustrations
          Statement of Additional Information
          Reports to You

                 Ameritas Life Insurance Corp. of New York(SM)
                           1350 Broadway, Suite 2201
                               New York, NY 10018
                           Telephone: 1-877-280-6110

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                 Ameritas Life Insurance Corp. of New York(SM)
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                                 AmeritasNY.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many can be found at the on-line services section of our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Life Insurance Corp. of New York"

Overture Encore! II                  - 2 -

POLICY SUMMARY
--------------------------------------------------------------------------------
     The OVERTURE ENCORE! II Policy was issued by Ameritas Life Insurance Corp. of New York(SM) (First Ameritas Life Insurance Corp. prior to October 1, 2011) ("Ameritas Life of NY"). The Policy offers variable investment options through Subaccounts of Ameritas Life of NY Separate Account VUL (the "Separate Account"), a separate account operated by us under New York Law, and a fixed interest rate option through the Fixed Account.

     The OVERTURE ENCORE! II Policy is flexible premium variable universal life insurance. The Policy's primary purpose is to provide lifetime protection against economic loss due to the death of the Insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Policy value to cover Policy charges and to generate investment earnings. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the Policy's Beneficiary upon the death of the Insured person (the "Death Benefit Proceeds") may vary similarly. The Policy pays Death Benefit Proceeds to the Policy Beneficiary upon the Insured's death, pays a maturity benefit if the Policy is in force on the Maturity Date, or pays a Net Cash Surrender Value to you if you Surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We only issued the Policy for an initial Specified Amount of insurance coverage of $50,000 or more ($100,000 for preferred underwriting rates).


     POLICY BENEFITS

     You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the Death Benefit, and transfer amounts among the investment options. You can take out a Policy loan, make a partial withdrawal from the Policy value, or Surrender your Policy completely, subject to certain restrictions. We will pay Surrender amounts or Death Benefit Proceeds in a lump sum.

Death Benefit.
     o We will pay the Death Benefit Proceeds to the Beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
     o If you meet certain premium requirements, we will guarantee a Death Benefit for a certain period even if your Policy's Net Cash Surrender Value falls to zero.
     o    Two Death Benefit options are available.
Death Benefit Proceeds are reduced by any Policy debt and any Monthly Deductions due but unpaid at death. See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals.
     o You can Surrender the Policy in full at any time for its Net Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES section.
     o    Restrictions include that we may defer payments from the Fixed
          Account for up to six months.

Loans.
     o    You may borrow a limited amount of Policy value.
     o    Interest accrues on outstanding loan amounts.
     o After ten Policy Years, a lower interest rate may be available for a portion of your Policy loan amounts.

Policy Riders.
     When you applied for the Policy, you had the opportunity to request any optional supplementary benefit riders that we made available. Charges for most riders are deducted monthly from the Policy value. (See the CHARGES EXPLAINED section.)

Overture Encore! II                  - 3 -

Investment Options.
     o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
     o Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
     o    You may transfer between investment options, subject to limits.
     o Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

     Variable investment option returns vary, depending upon the investment results of the underlying portfolios. The investment options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. you can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.


     POLICY RISKS

Suitability, Investment Risks, and Underlying Portfolio Risks.
     The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

     Your Policy value (and in some circumstances your Death Benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Policy value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

     As mentioned above, the investment performance of any investment option may be good or bad. Your Policy value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks.
     If the Net Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the investment options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

     Since partial withdrawals reduce your Policy value, partial withdrawals increase the risk of lapse. Policy debt also increases the risk of lapse.

Limitations on Access.
     As mentioned above, partial withdrawals may have certain limits and restrictions. As well, Policy loans, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy loans and partial withdrawals will decrease Death Benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Net Cash Surrender Value is not enough to pay the Monthly Deduction.

Transfer Risks.
     There is a risk that you will not be able to transfer your Policy value from one investment option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Overture Encore! II                  - 4 -

Early Surrender Risks.
     Depending on the Policy value at the time you are considering Surrender, there may be little or no Net Cash Surrender Value payable to you.

Market Timing Risks.
     Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks.
     Death Benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy's Death Benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "Owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is a tax risk associated with Policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an Insured person of advanced age, the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

     Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or Beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

Overture Encore! II                  - 5 -

Overture Encore! II                  - 6 -

Overture Encore! II                  - 7 -

CHARGES
--------------------------------------------------------------------------------
     POLICY CHARGES

The following tables describe the fees and expenses that you will pay when owning and Surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, Surrender the Policy, make a partial withdrawal, or transfer Policy value between investment options.

--------------------------------------------------- ----------------------- -------------------- --------------------
                                                                                  Guaranteed
   TRANSACTION CHARGES                                   When Deducted             Maximum             Current
--------------------------------------------------- ----------------------- -------------------- --------------------
PERCENT OF PREMIUM CHARGE                           When each premium is    5% of each premium   3.5% of each premium
(This charge partially offsets state and local      paid.                   payment              payment
taxes. State premium tax rates range from 1.5% to
2% of premium paid. See the CHARGES EXPLAINED
section for more information.)
--------------------------------------------------- ----------------------- -------------------- --------------------
SURRENDER CHARGE                                    Upon a full Surrender   Varies (1)           Varies (1)
Rates are per $1,000 Specified Amount.              during the first 14     Policy year 1:       Policy year 1:
                                                    Policy Years or in      Minimum     $3.45    Minimum     $3.45
                                                    the 14 Policy Years     Maximum    $40.00    Maximum    $40.00
                                                    following an increase   Example(2) $13.43    Example(2) $13.43
                                                    Specified Amount.       Fee declines each    Fee declines each
                                                                            year.                year.
--------------------------------------------------- ----------------------- -------------------- --------------------
PARTIAL WITHDRAWAL CHARGE                           Upon each withdrawal.         5% or $25            2% or $25
   *lesser of % of withdrawal amount or dollar
    amount
--------------------------------------------------- ----------------------- -------------------- --------------------
TRANSFER CHARGES (per transfer)                     First 15 transfers
                                                    per year:                       $0                   $0
                                                    Each additional transfer:       $10                  $10
--------------------------------------------------- ----------------------- -------------------- --------------------

Transaction Charges Table Footnotes:
(1) Rate varies by Insured's sex, Issue Age, risk class, and the amount of time you have had your Policy (or the number of years since any increase in base Policy Specified Amount). Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for these charges applicable to you.
(2) Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.34 for Encore! II in 14th year, and zero thereafter for all Policies.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

---------------------------------------------------- ---------------------- -------------------- --------------------
PERIODIC CHARGES
(other than Subaccount portfolio operating                                      Guaranteed             Current
expenses)                                              When Deducted          Maximum (annual)         (annual)
---------------------------------------------------- ---------------------- -------------------- --------------------
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
        (to equal the annual percentage stated of the separate account value in the Subaccounts)
---------------------------------------------------- ---------------------- -------------------- --------------------
RISK CHARGE (for mortality and expense risk)
                             Policy years 1-4                 Daily                  0.90%               0.70%
                             Policy years 5-20                                       0.90%               0.45%
                             Policy Years 21+                                        0.65%               0.30%
---------------------------------------------------- ---------------------- -------------------- --------------------
ASSET BASED ADMINISTRATIVE CHARGE
                             Policy years 1-4                 Daily                  0.25%               0.00%
                             Policy years 5-20                                       0.25%               0.25%
                             Policy Years 21+                                        0.25%               0.15%
---------------------------------------------------- ---------------------- -------------------- --------------------
MONTHLY DEDUCTIONS FROM POLICY VALUE
     Several of the charges shown below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.
---------------------------------------------------- ---------------------- -------------------- --------------------
COST OF INSURANCE                                                           Varies (1)            Varies (1)
                                                            Monthly         Minimum        $1.68   Minimum      $0.50
Rates are per $1,000 of the net amount at risk                              Maximum    $1,000.00   Maximum  $1,000.00
allocated to the base Policy.                                               Example(2,3)   $3.32   Example(2,3) $2.07
---------------------------------------------------- ---------------------- -------------------- --------------------

Overture Encore! II                  - 8 -

---------------------------------------------------- ---------------------- -------------------- --------------------
ADMINISTRATIVE CHARGE
       Specified Amounts $100,000 - $249,999                Monthly         1st Year:  $108.00   All Years:  $60.00
                Specified Amounts $250,000 +                                2nd Year:   $96.00
---------------------------------------------------- ---------------------- -------------------- --------------------
COST OF OPTIONAL FEATURES
---------------------------------------------------- ---------------------- -----------------------------------------
Accidental Death Benefit Rider (per $1,000 of the           Monthly         Varies (4)            Varies (4)
selected amount.)                                                           Minimum        $0.62   Minimum      $0.62
                                                                            Maximum        $2.40   Maximum      $2.40
                                                                            Example(2)     $0.88   Example(2)   $0.88
---------------------------------------------------- ---------------------- -------------------- --------------------
Children's Protection Rider (Flat annual rate per
rider.)                                                     Monthly               $52/year             $52/year


---------------------------------------------------- ---------------------- -------------------- --------------------
Disability Benefit Rider (per $100 of the monthly                           Varies (5)           Varies (5)
benefit.)                                                   Monthly         Minimum        $3.59 Minimum        $3.59
                                                                            Maximum       $21.44 Maximum       $21.44
                                                                            Example(2)     $5.06 Example(2)     $5.06
---------------------------------------------------- ---------------------- -------------------- --------------------
Guaranteed Insurability Rider (per $1,000 of the                            Varies (4)           Varies (4)
selected amount.)                                           Monthly         Minimum        $0.56 Minimum        $0.56
                                                                            Maximum        $1.97 Maximum        $1.97
                                                                            Example(6)     $0.93 Example(6)     $0.93
---------------------------------------------------- ---------------------- -------------------- --------------------
Payor Disability Rider (per $100 of the monthly                             Varies (5)           Varies (5)
benefit.)                                                   Monthly         Minimum        $3.75 Minimum        $3.75
                                                                            Maximum        $8.64 Maximum        $8.64
                                                                            Example(6)     $4.25 Example(6)     $4.25
---------------------------------------------------- ---------------------- -------------------- --------------------
Payor Waiver of Monthly Deductions on Disability                            Varies (7)           Varies (7)
of a Covered Person Rider (per $1 of the total              Monthly         Minimum        $0.03 Minimum        $0.03
Monthly Deductions not including this rider.)                               Maximum        $0.54 Maximum        $0.54
                                                                            Example(3,6)   $0.06 Example(3,6)   $0.06
---------------------------------------------------- ---------------------- -------------------- --------------------
Term Rider for Covered Insured                                              Varies (8)           Varies (8)
                                                            Monthly         Minimum        $2.20 Minimum        $1.83
                                                                            Maximum       $50.32 Maximum       $37.65
                                                                            Example(2,3)   $4.27 Example(2,3)   $3.56
---------------------------------------------------- ---------------------- -------------------- --------------------
Waiver of Monthly Deductions on Disability Rider                            Varies (7)           Varies (7)
(per $1 of the total Monthly Deduction not including        Monthly         Minimum        $0.03 Minimum        $0.03
this rider.)                                                                Maximum        $0.54 Maximum        $0.54
                                                                            Example(2,3)   $0.08 Example(2,3)   $0.08
---------------------------------------------------- ---------------------- -------------------- --------------------

Periodic Charges Table Footnotes:
(1) Rate varies by Insured's sex, Issue Age, risk class, the length of time the Policy has been in force, and current Specified Amount.
(2) "Example" charges assume an Insured who is male, best risk class, age 45 when Policy is issued or rider is added to the Policy, and a current Specified Amount of $250,000.
(3)  "Example" charges assume Policy is in its first Policy Year.
(4) Rate varies by Insured's sex and Issue Age at the time the rider is added to the Policy.

Overture Encore! II                  - 9 -

(5) Rate varies by Insured's sex, age and risk class at the time the rider is added to the Policy.
(6) "Example" charges assume an Insured who is male, age 10 at the time the rider is added to the Policy.
(7)  Rate varies by Insured's sex, risk class and attained age.
(8) Rate varies by the rider Insured's sex, age and risk class at the time the rider is added to the Policy, and the length of time the rider has been in force.

     We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if the tax treatment of our company changes.

     The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% current annual credited interest rate (not to exceed 3.5% maximum).

                                                                                   Guaranteed
NET INTEREST CHARGED ON LOANS                                   When Deducted       Maximum           Current
-------------------------------------------------------------- ---------------- ---------------- --------------------
LOAN ACCOUNT  (effective annual rates)
   Regular Loan Interest Rate                                  Upon each Policy        2.0%             2.0%
   Reduced Rate Loan Interest Rate (available only after          anniversary.
   the 10th Policy Year)                                                               0.5%             0.0%
-------------------------------------------------------------- ---------------- ---------------- --------------------

     PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2011)

     The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the Policy. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. More detail concerning each portfolio's fees and expenses is contained in the prospectus for that portfolio.

------------------------------------------------------------------------------- ------------------ --------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
     Expenses that are deducted from portfolio assets, including                    Minimum             Maximum
     management fees, distribution and/or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------- ------------------ ------------------
Before any Waivers and Reductions                                                         % (1)              % (2)
------------------------------------------------------------------------------- ------------------ ------------------
After any Waivers and Reductions (explained in the footnotes to this table)               % (1)              % (2)
------------------------------------------------------------------------------- ------------------ ------------------

(1)

(2)

Overture Encore! II                  - 10 -

Overture Encore! II                  - 11 -

CHARGES EXPLAINED
--------------------------------------------------------------------------------

     The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis or in certain cases, sex-distinct rates do not apply. Certain charges expressly permit you to designate the investment options from which the charge is to be deducted. If there are insufficient funds in such a designated investment option, and for all other charges deducted from total Policy value, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options.

     TRANSACTION CHARGES

     Percent of Premium Charge
     We charge a percentage of each Policy premium payment we receive as a Percent of Premium Charge. This charge partially offsets premium taxes imposed by state and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

     Surrender Charge
     Upon a full Surrender from your Policy, we deduct a Surrender Charge from the total Policy value. The amount of this charge varies by the Insured's sex, Issue Age (or Attained Age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Surrender Charges apply during the first 14 Policy Years and for the first 14 Policy Years after an increase in Specified Amount. The initial Surrender Charge applies from the Policy Date. In the event of an increase in the Specified Amount, the Surrender Charge will increase. You will receive a revised Policy schedule reflecting the increase. Taxes and tax penalties may apply.

     Partial Withdrawal Charge
     Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. The partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

Overture Encore! II                  - 12 -

     Transfer Charge
     We may charge a transfer charge for any transfer in excess of 15 transfers per Policy Year. You may tell us how to allocate the transfer charge.

     PERIODIC CHARGES:
     Monthly Deductions from Policy Value
     On each Monthly Activity Date, we will deduct an amount from your Policy value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

     Cost of Insurance Charge
     The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

     The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy month can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's sex, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's sex, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum charges shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for these charges applicable to you.

The Cost of Insurance each month equals: The "Net Amount at Risk" for the month;
     multiplied by
-    The cost of insurance rate per $1,000 of net amount at risk; divided by
-    $1,000.

The Net Amount at Risk in any month equals:
- The Death Benefit on the Policy Monthly Activity Date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
- The Policy value on the Policy Monthly Activity Date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

     Administrative Charge
     The monthly administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge.

     Cost of Optional Features
     The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features.

Overture Encore! II                  - 13 -

     PERIODIC CHARGES:
     Daily Deduction from Separate Account Assets

     The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

     Asset Based Administrative Charge
     A daily administrative charge for servicing this contract is based on the Accumulation Value (less any loan at the reduced loan rate) at the end of each Policy quarter beginning in the 5th Policy Year.

     Risk Charge
     The Risk Charge is for the mortality and expense risks we assume - that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

     Policy Debt
     If you borrow from your Net Cash Surrender Value, interest accrues on outstanding loan amounts. After ten Policy Years, a lower interest rate may be available for a portion of your Policy debt. See the POLICY LOANS section for more information on applicable interest rates.

     Portfolio Charges
     Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are described in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.


INVESTMENT OPTIONS
--------------------------------------------------------------------------------

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

The value of your Policy will increase or decrease based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

     SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
     Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
     You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate

Overture Encore! II                  - 14 -

Account or Ameritas Life of NY. The Separate Account was established as a separate investment account of First Ameritas Life Insurance Corp. of New York under New York law on March 21, 2000. Effective October 1, 2011 First Ameritas Life Insurance Corp. of New York changed its name to Ameritas Life Insurance Corp. of New York(SM). The name of the Separate Account was changed from "First Ameritas Variable Life Separate Account" to "Ameritas Life of NY Separate Account VUL" by action of the Board of Directors of Ameritas Life of NY on March 1, 2012. Under New York law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account.

     Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

       You bear the risk that the variable investment options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal.

     Each Subaccount's underlying portfolio operates as a separate variable investment option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

     This information is just a summary for each underlying portfolio. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

     The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

------------------------------------------------------------------------------------------------------------------------------------
                        FUND NAME                                                       INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                     Portfolio Type / Summary of Investment Objective
----------------------------------------------------------------   -----------------------------------------------------------------
             Calvert Variable Products, Inc.*                                        Calvert Investment Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP S&P MidCap 400 Index Portfolio, Class I - Summit        Index:  S&P MidCap 400 Index.
Investment Advisors, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
               Calvert Variable Series, Inc.*                                      Calvert Investment Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP Money Market Portfolio - No Subadviser                  Money market: current income.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion: New            Income and capital growth.
Amsterdam Partners LLC; Fixed Income Portion: No Subadviser
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP SRI Strategic Portfolio - Thornburg Investment          Long-term capital appreciation; current income is secondary.
Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
            Fidelity(R) Variable Insurance Products                             Fidelity Management & Research Company
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2 (1,2,3)   Long-term capital appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class 2 (1,2,3)   Index: S&P 500 Index.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio, Service Class 2 (1,2,3)          Capital Appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2 (1,2)       Income and growth.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2   Bond.
(1,4)
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (1,2,3)        Long-term growth.
----------------------------------------------------------------   -----------------------------------------------------------------
Subadvisers: (1) Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment
            Advisors (U.K.) Limited; (2) FMR Co., Inc., Fidelity Investments Japan Limited; (3) Fidelity Management &
                             Research (U.K.) Inc .; and (4) Fidelity Investments Money Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
             Third Avenue Variable Series Trust                                        Third Avenue Management LLC
----------------------------------------------------------------   -----------------------------------------------------------------
Third Avenue Value Portfolio                                       Long-term capital appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
*  These funds are part of and their investment adviser and Summit Investment Advisors, Inc. are indirect subsidiaries of the
UNIFI(R) Mutual Holding Company (UNIFI(R)), the ultimate parent of Ameritas Life of NY.  Also, Calvert Investment Distributors,
Inc., an indirect subsidiary of UNIFI(R), is the underwriter for these funds.

Overture Encore! II                  - 15 -

     Adding, Deleting, or Substituting Variable Investment Options
     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

     Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

     We will notify you of any changes to the variable investment options.

     Resolving Material Conflicts - Underlying Investment Interests

     In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, OMNIBUS ORDERS.)

     Voting Rights

     As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

     If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy Owners. It is possible that a small number of Policy Owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

     FIXED ACCOUNT INVESTMENT OPTION

     The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

Overture Encore! II                  - 16 -
interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate per year for the life of the Policy.

     Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

     TRANSFERS

     The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

     We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio's investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser's own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

     You may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

     Transfer Rules:
     o A transfer is considered any single request to move assets between one or more investment options.
     o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit before close of the New York Stock Exchange (usually 4:00 p.m. Eastern
          Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
     o    The transferred amount must be at least $250, or the entire
          Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
     o The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about how this charge is applied. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
     o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
          -    may be made only once each Policy Year;
          -    may be delayed up to six months;

Overture Encore! II                  - 17 -

          -    is limited during any Policy Year to the greatest of:
               - 25% of the value in the Fixed Account on the date of the transfer; or
               - the amount of any Fixed Account transfer that occurred during the previous 13 months; or
               -    $1,000.
     o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
     o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
     o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

     Omnibus Orders
     Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

     THIRD-PARTY SERVICES

     Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Overture Encore! II                  - 18 -

     DISRUPTIVE TRADING PROCEDURES

Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy's performance. The risks and harmful effects of disruptive trading include:

     o    dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
     o Reduced investment performance due to adverse effects on portfolio management by:
          - impeding a portfolio investment adviser's ability to sustain an investment objective;
          - causing the portfolio to maintain a higher level of cash than would otherwise be the case;
          - causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
     o increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those separate accounts, not just those making the transfers.

     Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

     We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

     There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

     Excessive Transfers
     We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
     o    the total dollar amount being transferred;
     o    the number of transfers you make over a period of time;
     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
     o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
     o the investment objectives and/or size of the Subaccount underlying portfolio.

Overture Encore! II                  - 19 -

     Third Party Traders
     We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

     SYSTEMATIC TRANSFER PROGRAMS

     Transfers under any systematic transfer program do count toward the 15 free transfer limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance Written Notice. Only one systematic transfer program may be utilized at a time.

     Dollar Cost Averaging Program
     Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

     Dollar Cost Averaging Rules:
     o    There is no additional charge for the Dollar Cost Averaging program.
     o We must receive notice of your election and any changed instruction - either Written Notice or by telephone transaction instruction.
     o    Automatic transfers can only occur monthly.
     o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     o Dollar Cost Averaging program transfers were not permitted before the end of a Policy's "right to examine" period.
     o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Activity Date.
     o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
     o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

     Portfolio Rebalancing Program
     The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     Portfolio Rebalancing Program Rules:
     o    There is no additional charge for the Portfolio Rebalancing program.
     o    The Fixed Account is excluded from this program.

Overture Encore! II                  - 20 -

     o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o    You may have rebalancing occur quarterly, semi-annually or annually.
     o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

     Earnings Sweep Program
     The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

     Earnings Sweep Program Rules:
     o    There is no additional charge for the Earnings Sweep program.
     o    The Fixed Account is included in this program.
     o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o You may have your earnings sweep quarterly, semi-annually or annually.

Overture Encore! II                  - 21 -

Overture Encore! II                  - 22 -

OTHER IMPORTANT POLICY INFORMATION
--------------------------------------------------------------------------------

     POLICY APPLICATION AND ISSUANCE

     The Policy was closed to new sales in 2003. Policies were issued for Insureds no older than age 80 on the Insured's birthday nearest to the Policy Date. Purchase of a Policy required an application, the Minimum Initial Premium, and satisfactory evidence of the proposed Insured's insurability. Before accepting an application, we conducted underwriting to determine insurability. We reserved the right to reject any application or premium for any reason. If we issued a Policy, insurance coverage became effective as of the Policy Date.

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

     Premium Requirements
     Your premium checks should be made payable to "Ameritas Life Insurance Corp. of New York." We reserve the right to reject any premiums. We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

     Minimum Initial Premium
     o Minimum Initial Premium necessary to initiate coverage under the Policy was at least 1/12 of the first year Guaranteed Death Benefit Premium for at least $50,000 of Specified Amount of insurance coverage, times the number of months between the Policy Date and the Policy issue date.

     Additional Premiums
     o Payment of additional premiums is flexible, but must be enough to cover Policy charges.
     o If a premium increases the net amount of insurance coverage at risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
     o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time. However, a no-lapse guarantee as part of our Guaranteed Death Benefit provision may apply, and is described below.
     o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
     o Additional premiums are applied pursuant to your current allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction when you make the payment.
     o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

     Allocating Premium

Overture Encore! II                  - 23 -

     Once it was determined that an application was in good order, initial Net Premium was credited to the Policy on the date the Policy was issued pursuant to allocation instructions. Net Premiums allocated to the Subaccount of the Separate Account were allocated to the Money Market Subaccount for 13 days after the date the Policy was issued to accommodate State "Right to Examine" rights under the Policy. Then, Policy value was allocated to the investment options according to allocation instructions. Allocation to any investment option must be at least 5% of premiums submitted. Percentage allocations must be in whole numbers. Policy value can only be allocated to up to 10 of the available variable investment options plus the Fixed Account. If a Policy was not issued, we returned the premium.

     You may continue to contribute to your Policy.

     POLICY VALUE

     On the Policy's date of issue, Policy value equaled the initial Net Premium less the Policy's first Monthly Deduction. On any Business Day thereafter, total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account, minus any Monthly Deduction due and not paid.

     Separate Account Value
     Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
     o the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
     o the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
     o the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

     When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made. Each transaction described below will increase or decrease your Accumulation Units.

     The number of Accumulation Units in a Subaccount will increase when:
     o    Net Premiums are credited to it; or
     o amounts are transferred to it from other Subaccounts, the Fixed Account, or the Loan Account.

     The number of Accumulation Units in a Subaccount will decrease when:
     o partial withdrawals (and any partial withdrawal charges) are taken from it;
     o    Monthly Deductions are taken from it;
     o    transfer charges are taken from it; or
     o amounts are transferred out of it into other Subaccounts, the Fixed Account, or the Loan Account.

     An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Overture Encore! II                  - 24 -

     Fixed Account Value
     The Policy value of the Fixed Account on any Business Day equals:
     o the Policy value of the Fixed Account at the end of the preceding Policy month; plus
     o any Net Premiums credited to the Fixed Account since the end of the previous Policy month; plus
     o any transfers from the Subaccounts to the Fixed Account since the end of the previous Policy month; plus
     o any transfers from the Loan Account to the Fixed Account since the end of the previous Policy month, minus
     o any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
     o any partial withdrawal and partial withdrawal charge taken from the Fixed Account since the end of the previous Policy month; minus
     o the Fixed Account's share of any Monthly Deductions from Policy value; minus
     o    the Fixed Account's share of charges for any optional features;
          plus
     o interest credited on the Fixed Account balance since the end of the previous Policy month.

     Loan Account Value
     The Policy value in the Loan Account on any Business Day equals:
     o amounts transferred to the Loan Account from the investment options (the Subaccounts and the Fixed Account); plus
     o    interest credited to the Loan Account; minus
     o    amounts transferred from it into the investment options.

     Telephone Transactions

Telephone Transactions Permitted
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. you bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

     ELECTRONIC DELIVERY AND COMMUNICATIONS

     You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

     We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

     NET CASH SURRENDER VALUE BONUS

     Beginning with the 21st Policy anniversary, if the Policy's Net Cash Surrender Value is at least $500,000 on a Policy anniversary, a bonus equal to an annual effective rate of 0.25% of the Net Cash Surrender Value may be credited to the Fixed Account and/or the Subaccounts on each Monthly Activity Date. This bonus is not guaranteed. There is no additional Policy expense for this feature. The bonus will be credited to the Fixed Account and/or the Subaccounts based on the premium allocation percentages in effect at that time.

Overture Encore! II                  - 25 -

     MISSTATEMENT OF AGE OR SEX

     If an Insured's age or sex has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy Death Benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Activity Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Net Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, Surrender Charges, and cost of insurance rates from the Policy Date.

     SUICIDE

     We will pay the greater of the premiums received or Policy value, less any partial withdrawals and indebtedness, if the Insured, while sane or insane, commits suicide within two years after the date the Policy was issued. We will pay the greater of the Monthly Deductions for an increase in Specified Amount of insurance coverage or Policy value attributable to such an increase if the Insured, while sane or insane, commits suicide within two years after the effective date of any increase. Optional feature riders to the Policy may have separate suicide provisions.

     INCONTESTABILITY

     We will not contest the Policy, in the absence of fraud, or any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

     ASSIGNMENT

     You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy debt.

Overture Encore! II                  - 26 -

     LAPSE AND GRACE PERIOD

     Lapse

     Because Policy value can fluctuate depending upon the performance of your selected variable investmentoptions, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

     This Policy will lapse with no value when the Policy Cash Surrender Value is not enough to cover any due but unpaid charges and, where a Policy loan exists, any loan interest due. However, we guarantee the Policy will remain in force for the period shown in your Policy's schedule page so long as the premium paid, less partial withdrawals and Policy debt, equals or exceeds the sum of the monthly Guaranteed Death Benefit Premiums from the Policy Date to the most recent Monthly Activity Date. Your Guaranteed Death Benefit Period and Guaranteed Death Benefit Premium are shown in your Policy's Schedule page. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

          Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

     Guaranteed Death Benefit

     We guarantee the Policy will not lapse during Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Net Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the following rules.
     o If the Policy does lapse, the Guaranteed Death Benefit ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
     o Increases in Specified Amount of insurance will be reflected in the Guaranteed Death Benefit Premium requirement from the effective date of the change; and
     o Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium required to date.

     Grace Period

     If the Net Cash Surrender Value on any Monthly Activity Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The Minimum Premium to continue the Policy is the amount which will result in the Net Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to keep the Policy in force to you at your current address on record with us and to any
assignee on record.  Insurance coverage continues during the grace period.    If
sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the last Insured dies during the grace period, we will deduct outstanding Policy debt and Policy charges due but not paid from the Death Benefit Proceeds payable.

     REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:
     o    Written application signed by you and the Insured;
     o Evidence of the Insureds' insurability satisfactory to us, and the insurability of any Insured covered under an optional benefit rider;
     o    Premium at least equal to the greater of:
          (1) An amount sufficient to bring the Net Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
          (2)  Three times the current Policy Month's Monthly Deductions.
     o    Repayment of any outstanding Policy debt.

     The effective date of reinstatement will be the Monthly Activity Date on or next following the date the reinstatement is approved.

Overture Encore! II                  - 27 -

     The Specified Amount of the reinstated Policy may not exceed the Specified Amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the date of lapse. The Surrender Charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

     The Policy cannot be reinstated once it has been fully Surrendered.

     DELAY OF PAYMENTS OR TRANSFERS

     We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:
     o the NYSE is closed for other than customary weekend and holiday closings; or trading on the NYSE is restricted as determined by the SEC; or
     o    the SEC permits delay for the protection of security holders; or
     o an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Subaccounts.

The applicable rules of the SEC will govern as to whether these conditions exist.

     We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

     BENEFICIARY

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

     The interest of any Beneficiary is subject to that of any assignee.

     MINOR OWNER OR BENEFICIARY

     Generally a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most States parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we may be able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

     POLICY CHANGES

     You may request to change your Specified Amount, Death Benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page. When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

Overture Encore! II                  - 28 -

     OPTIONAL FEATURES

     Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

     NONPARTICIPATING

     The Policy is nonparticipating. No dividends will be paid under the Policy.



POLICY DISTRIBUTIONS
--------------------------------------------------------------------------------

     The principle purpose of the Policy is to provide a Death Benefit upon the Insured's death, but before then you may also borrow against the Policy's Net Cash Surrender Value, take a partial withdrawal, or fully Surrender it for its Net Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

     DEATH BENEFIT

     Upon the Insured's death, we will pay to the Policy Beneficiary:
     o the Death Benefit on the Insured's life under the Death Benefit option in effect; plus
     o any additional life insurance proceeds provided by any optional benefit or rider; minus
     o    any outstanding Policy debt; minus
     o any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

     We will pay the Death Benefit Proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the Death Benefit Proceeds in a lump-sum payment to the Beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the Death Benefit Proceeds discharges us from any and all claims.

Overture Encore! II                  - 29 -

     Death Benefit Options
     You may choose one of two Death Benefit options. Option A is in effect unless you elect Option B.

 Death Benefit Option A
     Under Option A, the Death Benefit is the greater of:
     o  the Specified Amount of insurance coverage; and
     o  the Policy value multiplied by the corridor factor.

Death Benefit Option B
     Under Option B, the Death Benefit is the greater of:
     o  the Specified Amount of insurance coverage plus the Policy value; and
     o  the Policy value multiplied by the corridor factor.

Changes in Death Benefit Option
     You selected the Death Benefit option when you applied for the Policy. You also may change the Death Benefit option after the first Policy Year, as discussed below.

Changes in Death Benefit Option Rules
o    Your request for a change must be by Written Notice.
o    You can only change your Policy Death Benefit option once each Policy
     Year. The change will be effective on the Monthly Activity Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
o    There is no fee to change your Policy Death Benefit option.
o Changing from Option A to Option B: The Specified Amount is decreased by an amount equal to the total Policy value as of the date of the change (no evidence of insurability is required) or will remain unchanged (evidence of insurability is required).
o Changing from Option B to Option A: The Specified Amount of insurance will equal the Death Benefit on the date of the change or will be levelized at the current amount only.
o The change is only allowed if the new Specified Amount of insurance meets the requirements set forth in the Changes in Specified Amount section, below.

     Changes in Specified Amount
     You may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see the TAX MATTERS section). Any change will take effect on the Monthly Activity Date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules
o    No increase was allowed in the first Policy Year.
o    The Insured's age nearest birthday must be 80 or younger.
o A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
o Minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
o Cost of insurance charges for the increase will be based upon the Insured's attained age and underwriting class at the time of the increase.

Overture Encore! II                  - 30 -

o Surrender Charges become applicable to the amount of the increase, measured from the date of the increase. See this prospectus' CHARGES section.
o Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this prospectus' OTHER IMPORTANT POLICY INFORMATION: Lapse and Grace Period - Guaranteed Death Benefit provision.)
o Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current Monthly Deductions from Policy value will be reflecting the increase in Specified Amount of insurance coverage.
o If we approve the increase, but in a rating class different than the original Specified Amount of insurance coverage or any prior increase, the Guaranteed Death Benefit Period may be adjusted.

DECREASE in Coverage Rules
o No decrease was allowed in the first Policy Year or during the first 12 Policy Months following an increase in Specified Amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o    The Specified Amount of coverage after the decrease must be at least
     -    for Insureds in the preferred rate class: $100,000.
     - for Insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the Specified Amount of insurance coverage by first reducing the Specified Amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial Specified Amount of insurance coverage.

     MATURITY BENEFIT

     If the Insured is then alive, this Policy matures upon the Policy anniversary nearest the Insured's 100th birthday (the "Maturity Date"). Your Policy will then end, and we will pay to you the Policy value (not the Specified Amount of insurance coverage).

     POLICY LOANS

     You may obtain a loan from the Net Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Policy value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Policy value, Net Cash Surrender Value and Death Benefit.

     Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

--------------------------------------------------------------------------------
 Amount You Can Borrow
--------------------------------------------------------------------------------
Standard Policy Loan. You may borrow not less than $200 and up to an amount equal to the Net Cash Surrender Value, minus guaranteed Monthly Deductions from Policy value for the rest of the Policy Year, minus interest on Policy debt including the requested loan to the next Policy anniversary.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan. Available after the 10th Policy Year. Amount eligible is 10% of Net Cash Surrender Value, plus any outstanding Reduced Rate Policy Loan. An amount of any Standard Policy Loan outstanding at the end of the 10th Policy Year up to 10% of the then Net Cash Surrender Value will be converted to a Reduced Rate Policy Loan from that point forward. Any Standard Policy Loan exceeding this amount will remain a Standard Policy Loan.
--------------------------------------------------------------------------------
Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan Interest Rate. Current net annual loan interest rate of 2%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan Interest Rate. Current net annual loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------

Overture Encore! II                  - 31 -

Loan Rules
o    The Policy must be assigned to us as sole security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o You may repay Policy debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as the Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
o The Death Benefit will be reduced by the amount of any Policy debt on the date of the Insured's death.
o We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

     SURRENDER

     While the Insured is alive, you may terminate the Policy for its Net Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

     Surrender Rules
     o We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
     o The applicable Surrender Charge is described in the CHARGES and CHARGES EXPLAINED sections of this prospectus.
     o We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

     PARTIAL WITHDRAWAL

     While the Insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal fee will usually be deducted from the Policy value on the date we receive your request if received before 4:00 p.m. Eastern Time. Such a reduction will impact the net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.

     If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any charge.

     If Death Benefit Option B (described above) is in effect, the Policy value will be reduced by the amount of the partial Surrender, but the Specified Amount of insurance coverage will not change.

Overture Encore! II                  - 32 -

Partial Withdrawal Rules
o    A partial withdrawal request must be made by Written Notice.
o The applicable partial withdrawal charge is described in your Policy and the CHARGES section of this prospectus.
o The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Net Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the Specified Amount of insurance coverage after the withdrawal must be at least:
     -    for Insureds in the preferred rate class: $100,000.
     - for Insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
o    A partial withdrawal is irrevocable.
o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount. You may direct us to deduct withdrawal amounts from investment options you elect; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct withdrawals on a pro-rata basis from all Subaccounts and the Fixed Account.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Partial withdrawals may change the Guaranteed Death Benefit Premium requirements. You may request a new illustration of Policy values from us to demonstrate these changes.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

     PAYMENT OF POLICY PROCEEDS

     A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the Insured's death, we will make payment of Death Benefit Proceeds in a lump sum to the Beneficiary.

     Rules for Payment of Policy Proceeds
     o You, or your Beneficiary after your death if you are the Insured, may elect a payment option by completing an election form that can be requested from us at any time.
     o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
     o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Death Benefit Option C).
     o    Any payment option chosen will be effective when we acknowledge it.
     o We may require proof of your age or survival or the age or survival of the payee.
     o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
     o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
     o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

     Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

Overture Encore! II                  - 33 -

     Selecting a Payment Option

     Once fixed payments under a payment option begin, they cannot be changed. (We may allow the Beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

     Note: If you elect payment options D or E and select a non-guaranteed period, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

     The payment options for receiving Policy proceeds are:

A. Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.

B. Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

D. Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E. Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   Lump Sum. Proceeds are paid in one sum.

     Payment of Death Benefit Proceeds

     We may pay Death Benefit Proceeds in a lump sum by establishing an interest bearing account for the Beneficiary, in the amount of the Death Benefit Proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within seven days after we receive all the required documents, and the Beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

Overture Encore! II                  - 34 -

TAX MATTERS
--------------------------------------------------------------------------------

     The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

     LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

     The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     o you should not be considered in constructive receipt of the Net Cash Surrender Value, including any increases in Net Cash Surrender Value, unless and until it is distributed from the Policy and
     o the Death Benefit should be fully excludable from the Beneficiary's gross income; however, special rules apply to employer owned life insurance. The Death Benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the Death Benefit of employer owned life insurance to be excluded from taxable income. Any employer contemplating the purchase of a life insurance contract should consult a tax adviser.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's Death Benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the Death Benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

     A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the Death Benefit of the Policy is greater than or equal to the Death Benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

Overture Encore! II                  - 35 -

     Special Considerations for Corporations

     Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a Beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the Death Benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance Death Benefits.

     Tax Treatment of Loans & Other Distributions

     Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means:
o the total of any premium payments or other consideration paid for the Policy, minus
o    any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     o All distributions, including Surrenders and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Policy value immediately before the distribution exceeds the cost basis in the Policy at such time.
     o Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
     o A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 , is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

     Distributions (including upon Surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy which is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

     Other Policy Owner Tax Matters

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

Overture Encore! II                  - 36 -

     Interest paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstance.

     Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the Owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that Owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy value. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Overture Encore! II                  - 37 -

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.


HOW TO GET FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.


RULE 12h-7 EXEMPTION
--------------------------------------------------------------------------------

     Ameritas Life of NY relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

Overture Encore! II                  - 38 -

Overture Encore! II                  - 39 -

Overture Encore! II                  - 40 -

APPENDIX A: Optional Features
--------------------------------------------------------------------------------

     This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features were only available at the time the Policy was issued, and may not be added now. For more information, contact your registered representative or us. The cost for each rider, if any, is explained in the CHARGES section.

     Accidental Death Benefit Rider
          This Rider pays an additional benefit upon the Insured's death resulting from a covered accident.

     Children's Protection Rider
          This Rider provides term life insurance protection, as defined in the Rider, for the Insured's children.

     Disability Benefit Rider
          This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.

     Guaranteed Death Benefit
          This optional feature allows you to extend the Guaranteed Death Benefit period available in the base Policy. Cost: No extra cost. Minimum Premium requirements must be maintained to keep this benefit in force.

     Guaranteed Insurability Rider
          This Rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

     Payor Disability Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.

     Payor Waiver of Monthly Deductions on Disability of a Covered Person Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.

     Term Rider for Covered Insured
          This Rider provides term insurance upon the Insured's life in addition to the Specified Amount of insurance coverage under the Policy.

     Terminal Illness Rider
          This Rider provides for the ability to accelerate the Death Benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness. Cost: No extra cost. The total value available as a benefit is an amount less than the total Death Benefit payable under the Policy.

     Waiver of Monthly Deductions on Disability Rider
          This Rider provides that during periods of the Insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.

Overture Encore! II                  - 41 -

Overture Encore! II                  - 42 -

DEFINED TERMS
--------------------------------------------------------------------------------

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Accumulation Value means the total amount of value held in your accounts at any time. It is equal to the total of the accumulation value held in the Subaccount, the Fixed Account, and the accumulation value held in the general account which secures policy loans.

Beneficiary means the person to whom the Death Benefit Proceeds are payable upon the death of the Insured. The Beneficiary is named by the Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with us. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

Business Day means each day that the New York Stock Exchange is open for trading.

Death Benefit means the total amount of insurance coverage provided under the selected Death Benefit option of this policy.

Death Benefit Proceeds means the proceeds payable to the Beneficiary upon receipt by us of the satisfactory proof of the death of the Insured while this policy is in force. It is equal to: (1) the Death Benefit; plus (2) any additional life insurance proceeds provided by any riders; minus (3) any outstanding policy debt; minus (4) any overdue Monthly Deductions, including the deduction for the month of death.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our general account.

Guaranteed Death Benefit is the initial Specified Amount of insurance guaranteed for the first five Policy Years so long as Minimum Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Issue Age means the Insured's age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured's age as of the birthday nearest to the date of the increase.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

Maturity Date is the Policy anniversary nearest the Insured's 100th birthday.

Monthly Activity Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Policy value on each Monthly Activity Date for the coverage provided by this Policy and any attached riders.

Net Cash Surrender Value means the Policy value minus the Surrender Charge, minus any Policy debt.

Owner, You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the date from which Policy months, years and anniversaries are measured.

Policy Year means the period from one Policy anniversary date until the next Policy anniversary date.

Overture Encore! II                  - 43 -

Premium
     Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during the optional Guaranteed Death Benefit Period so long as other Policy provisions are met, even if the Net Cash Surrender Value is zero or less.
     Minimum Initial Premium is equal to 1/12th of the first year Guaranteed Death Benefit Premium for at least $100,000 of Specified Amount of insurance coverage, times the number of months between the Policy Date and the date the Policy is issued plus one month.
     Minimum Premium is the amount of premium which, if paid monthly in advance, will keep your Policy in force.
     Net Premium means the premium less the Percent of Premium Charge.
     Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Specified Amount means a dollar amount used to determine the Death Benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts are the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Net Cash Surrender Value while the Insured is alive.

Surrender Charge means the charge subtracted from the Policy value on the Surrender of this Policy.

We, Us, Our, Ameritas Life of NY - Ameritas Life Insurance Corp. of New
York(SM).

Written Notice -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life of NY, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if
you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.
--------------------------------------------------------------------------------

Overture Encore! II                  - 44 -

                                   THANK YOU
   for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable investment option you wish to select.

                             IF YOU HAVE QUESTIONS,
       wish to request a Statement of Additional Information, or inquire about a Policy including a personalized illustration (without charge), contact your sales representative, or write or telephone us at:

                 Ameritas Life Insurance Corp. of New York(SM)
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923
                                 AmeritasNY.com

                           Our offices are located at
                 Ameritas Life Insurance Corp. of New York(SM)
                           1350 Broadway, Suite 2201
                            New York, New York 10018
                           Telephone: 1-877-280-6110
                              Fax: 1-402-467-7335

REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the "on-line services" section of our Internet Site. Or, call us at our toll-free number and we'll send you the form you need.


     ILLUSTRATIONS

     Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's Death Benefits, Net Cash Surrender Values and Policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

     STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

     A Statement of Additional Information ("SAI"), also dated May 1, 2012, contains other information about the Separate Account and the Policy. You may obtain a copy upon request to our toll-free telephone number shown to the left. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's Internet site (www.sec.gov, select "Search for Company Filings," select "file number," then type "333-39110"), or can be reviewed and for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-551-8090.)

     REPORTS TO YOU

     We will send a statement to you at least annually showing your Policy's Death Benefit, Policy value and any Policy debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy loans, transfers between investment options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports that the SEC may require.

(C) 2012 Ameritas Life Insurance Corp. of New York(SM)

                                [AMERITAS LIFE INSURANCE CORP. OF NEW YORK LOGO]

Overture Encore! II                Last Page       SEC Registration #: 811-09979

--------------------------------------------------------------------------------
Statement of Additional Information:  May 1, 2012
to accompany Policy Prospectus dated:  May 1, 2012

                            [Ameritas Life Insurance Corp. of New York(SM) Logo]

Variable Life Insurance Policies
offered through
Ameritas Life of NY
Separate Account VUL
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at AmeritasNY.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.
--------------------------------------------------------------------------------
TABLE OF CONTENTS                                   Page
                                                    ----
General Information and History.......................1

Underwriter...........................................3
Distribution of the Policy
More Information on Charges

Distribution of Materials.............................4
Advertising
Performance Data
Licensing Agreement

Financial Statements..................................5

--------------------------------------------------------------------------------

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                                 Ameritas Life
                        Insurance Corp. of New York(SM)
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                                 AmeritasNY.com

               Express mail packages should be sent to our street
                       address, not our P.O. Box address
--------------------------------------------------------------------------------

     GENERAL INFORMATION AND HISTORY

     Ameritas Life of NY Separate Account VUL (First Ameritas Variable Life Separate Account prior to March 1, 2012) ("Separate Account") was established as a separate investment account of Ameritas Life Insurance Corp. of New York(SM) (First Ameritas Life Insurance Corp. of New York prior to October 1, 2011) ("we, us, our, Ameritas Life of NY") on March 21, 2000. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust.

     We are a stock life insurance company organized under the insurance laws of the State of New York in 1993. We issued the Policy described in the prospectus and Statement of Additional Information and are responsible for providing each Policy's insurance benefits. We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans throughout the United States. Our home office address is 1350 Broadway, Suite 2201, New York, New York 10018 and our Service Office address and contact information is stated in the left column.

     We are wholly owned by Ameritas Life Insurance Corp. ("Ameritas Life"), Nebraska's first insurance company - in business since 1887. Ameritas Life is wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company, and AHC is wholly owned by UNIFI(R) Mutual Holding Company ("UNIFI(R)"), a Nebraska mutual insurance holding company.

                                     SAI: 1
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

     Matters of state and federal law pertaining to the policies have been reviewed by our internal legal staff.

                                     SAI: 2
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

     UNDERWRITER

     The Policies are no longer offered for sale and were distributed by Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510. AIC, an affiliate of ours, is an indirect majority owned subsidiary of UNIFI (R) Mutual Holding Company. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                                                               YEAR:     2009      2010      2011
--------------------------------------------------------------------------------------------------
Variable life insurance commission we paid to AIC that was paid
to other broker-dealers and representatives (not kept by AIC).            $63        $0   $11,977
--------------------------------------------------------------------------------------------------
Variable life insurance commission earned and kept by AIC.                 $0        $0        $0
--------------------------------------------------------------------------------------------------
Fees we paid to AIC for variable life insurance Principal
Underwriter services.                                                      $0        $0       ($1)
--------------------------------------------------------------------------------------------------

     DISTRIBUTION OF THE POLICY

     Our underwriter, AIC, entered into contracts with various broker-dealers ("Distributors") to distribute the Policies. These Distributors were registered with the SEC and members of the National Association of Securities Dealers, Inc., which was reorganized into the Financial Industry Regulatory Authority ("FINRA") in 2007. All persons who sold the Policy were registered representatives of the Distributors and licensed as insurance agents to sell variable insurance products.

     Distribution Compensation for Products No Longer Being Sold
     Overture Encore! II: Commissions equaled an amount up to 91% of target premium in the first year plus the cost of any riders and up to 4% of premiums paid in excess of the first year target premium. For Policy Years two through four, the commission equaled an amount up to 4% of premium paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy Value beginning in the fifth Policy Year.

     MORE INFORMATION ON CHARGES

     Waiver of Certain Charges

     When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

     Underwriting Procedure

     The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

                                     SAI: 3
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

     If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

     The actual charges made during the Policy year will be shown in the annual report delivered to Policy Owners.

     DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several Owners with the same last name who share a common address or post office box.

     ADVERTISING

     From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

     We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

     We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

     PERFORMANCE DATA

     From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

     Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisors have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically "annualized" yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

     We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

     For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

     Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

     LICENSING AGREEMENT

     The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Ameritas Life of NY is through the Licensee ("Ameritas Life"), and is for the purpose of the licensing of certain trademarks and trade names of S&P and of

                                     SAI: 4
Ameritas Life of NY Separate Account VUL     Statement of Additional Information
the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     FINANCIAL STATEMENTS

     The balance sheets - statutory basis of Ameritas Life Insurance Corp. of New York(SM), a wholly owned subsidiary of Ameritas Life Insurance Corp., which is wholly owned by Ameritas Holding Company, which is a wholly owned subsidiary of UNIFI Mutual Holding Company, as of December 31, 2011 and 2010, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years
in the period ended December 31, 2011 have been audited by      , independent
auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of First Ameritas Variable Life Separate Account as of December 31, 2011, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the
periods in the five years then ended, have been audited by      , independent
registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal
business address of      is      .

     Our financial statements will be submitted by subsequent amendment. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI: 5
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

PART C
------
                               OTHER INFORMATION

     Item 26.     Exhibits

     Exhibit
     Number       Description of Exhibit
     -------      ----------------------
     (a)          Board of Directors Resolution of First Ameritas Life Insurance
                  Corp. of New York Authorizing Establishing the Separate
                  Account. (1)
     (b)          Custodian Agreements. Not Applicable.
     (c)          Principal Underwriting Agreement and Amendment. (1)
     (d)          Form of Policy and Riders. (1)
     (e)          Form of Application. (2)
     (f)          (1) Amended and Restated Charter of Ameritas Life Insurance
                  Corp. of New York.  Exhibit F1, filed herein.
                  (2) Amended and Restated Bylaws of Ameritas Life Insurance
                  Corp. of New York.
                  Exhibit F2, filed herein.
     (g)          Reinsurance Contracts. Not Applicable.
     (h)          Participation Agreements:
                    (1)  The Calvert Funds. Exhibit H1, filed herein.
                    (2) Fidelity Variable Insurance Products Funds. Exhibit H2, filed herein.
                    (3) Third Avenue Variable Series Trust. Exhibit H3, filed herein.
     (i)          Administrative Contracts. Not Applicable.
     (j)          Other Material Contracts: Powers of Attorney. Exhibit J, filed herein.
     (k)          Legal Opinion. Exhibit K, filed herein.
     (l)          Actuarial Opinion. Not applicable.
     (m)          Calculation. Not applicable.
     (n)          Other Opinions: Consents of Independent Auditors and
                  Independent Registered Public Accounting Firm. To be filed by subsequent amendment.
     (o)          Omitted financial statements. Financial statements to be filed by subsequent amendment.
     (p)          Initial Capital Agreements. Not applicable.
     (q)          Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)
                  (b)(12)(iii). (3)

Footnotes:

1. Incorporated by reference to First Ameritas Variable Life Insurance Separate Account Form S-6 initial Registration Statement No. 333-39110, filed June 12, 2000, EX-99.1.(A)(1), EX-99.1.(A)(3)(A), EX-99.1.(A)(5)(A).
2. Incorporated by reference to First Ameritas Variable Life Insurance Separate Account Pre-Effective Amendment No. 2 to the Registration Statement No. 333-39110, filed October 12, 2000, EX-99.1(10).
3. Incorporated by reference to First Ameritas Variable Life Separate Account Post Effective Amendment No. 3 to the Registration Statement No. 333-39110 filed on February 25, 2003, EX-99.Q.

Item 27.  Directors and Officers of the Depositor

          Name and Principal          Position and Offices
          Business Address            with Depositor
          ----------------            --------------
          JoAnn M. Martin             Director & Chair
          Kenneth L. VanCleave        Director, President & Chief Executive Officer
          John P. Carsten             Director
          Robert K. Crandall          Director
          Robert J. Lanik             Director
          David J. Myers              Director
          James E. Rembolt            Director
          Karen M. Gustin             Director, Senior Vice President, Group Marketing,
                                      National Accounts & Block Acquisition
          Robert G. Lange             Director, Vice President, General Counsel & Secretary
          William W. Lester           Director, Executive Vice President & Corporate Treasurer
          Timmy L. Stonehocker        Director & Executive Vice President
          Robert C. Barth             Senior Vice President & Chief Financial Officer

Principal business address is Ameritas Life Insurance Corp. of New York(SM), 1350 Broadway, Suite 2201, New York, NY 10018; Service Office is at 5900 "O" Street, Lincoln, Nebraska 68510

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                                     Principal Business
-------------------------------------------                                     ------------------
UNIFI(R) Mutual Holding Company(NE).............................................mutual insurance holding company

    Ameritas Holding Company(NE)................................................stock insurance holding company

        Ameritas Life Insurance Corp.(NE).......................................life/health insurance company
            Acacia Life Insurance Company(DC)...................................life insurance company
                Acacia Federal Savings Bank(DE).................................a federally chartered bank owned by Acacia
                                                                                Life Insurance Company (85.21%) and
                                                                                Ameritas Life Insurance Corp. (14.79%)
                    Acacia Service Corp.(VA)....................................deposit solicitation
                Calvert Investments, Inc.(DE)...................................holding company
                    Calvert Investment Management, Inc.(DE).....................asset management services
                    Calvert Investment Services, Inc.(DE).......................shareholder services
                    Calvert Investment Administrative Services, Inc.(DE)........administrative services
                    Calvert Investment Distributors, Inc.(DE)...................broker-dealer
                Griffin Realty LLC(VA)..........................................real estate investment company
            Ameritas Investment Corp.(NE).......................................a securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                                Corp. (80%) and Centralife Annuities
                                                                                Service, Inc. (20%)
            Ameritas Life Insurance Corp. of New York(SM)(NY)...................life insurance company
            BNL Financial Corporation(IA).......................................stock insurance holding company
                Brokers National Life Assurance Company(AR).....................life/health insurance company
            The Union Central Life Insurance Company(NE)........................life insurance company
                PRBA, Inc.(CA)..................................................holding company
                    PRB Administrators, Inc.(DE)................................pension administration services

        Summit Investment Advisors, Inc.(NE)....................................investment adviser

Subsidiaries are indicated by indentations.  Ownership is 100% by the parent company except as noted.

Item 29.  Indemnification

Ameritas Life Insurance Corp. of New York(SM) By-laws provide as follows:

"Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate then is or was a director, officer or employee of the Company, or then serves or has served any other corporation in any capacity at the request of the Company, shall be indemnified by the Company against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York. The provisions of this article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this article."

Sections 721-726 of the New York Business Corporation Law, in general, allow a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 1216 of the New York Insurance Law requires notice of any such payment of indemnification to be filed with the superintendent.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

     a) Ameritas Investment Corp. which serves as the principal underwriter for the variable life insurance contracts issued through First Ameritas Variable Life Separate Account, also serves as the principal underwriter for variable annuity contracts issued through First Ameritas Variable Annuity Separate Account, and serves as the principal underwriter for variable life insurance contracts issued through Ameritas Life Insurance Corp. Separate Account LLVL,
          Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, and Carillon Life Account and variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, and Carillon Account.

     b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

          Name and Principal            Positions and Offices
          Business Address              With Underwriter
          ------------------            ---------------------
          William W. Lester*            Director & Chair
          Salene Hitchcock-Gear*        Director, President & Chief Executive
                                        Officer
          Robert C. Barth*              Director
          Kent M. Campbell**            Director
          Timmy L. Stonehocker*         Director
          Billie B. Beavers***          Senior Vice President
          Raymond M. Gilbertson*        Vice President, Corporate Compliance
          Cheryl L. Heilman*            Chief Compliance Officer
          Bruce D. Lefler***            Senior Vice President, Public Finance
          Robert-John H. Sands*         Corporate Secretary

* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: Aviva USA, 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

                                                   Compensation on
                               Net Underwriting   Events Occasioning
         Name of Principal      Discounts and     the Deduction of a        Brokerage           Other
         Underwriter             Commissions      Deferred Sales Load      Commissions       Compensation
         ---------------       ---------------    -------------------     -------------    ----------------
         Ameritas Investment
         Corp. ("AIC")             $11,977                 $0                   $0               ($1)

         (2)+(4)+(5) = Gross variable life compensation received by AIC.
         (2) = Sales compensation received and paid out by AIC as underwriter, AIC retains 0.
         (4) = Sales compensation received by AIC for retail sales.
         (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31.  Location of Accounts and Records

          The Books, records and other documents required to be maintained by
          Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by Ameritas Life Insurance Corp. of New York(SM) at its Service Office at 5900 "O" Street, Lincoln, Nebraska 68510.

Item 32.  Management Services

          Not Applicable.

Item 34.  Fee Representation

          Ameritas Life Insurance Corp. of New York(SM) represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Ameritas Variable Life Separate Account, has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 24th day of February, 2012.

                       FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT, Registrant

                        AMERITAS LIFE INSURANCE CORP. OF NEW YORK(SM), Depositor



                                                      By: * JoAnn Martin
                                                        ------------------------
                                                         Director & Chair

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2012.

    SIGNATURE              TITLE
    ---------              -----
    JoAnn M. Martin*       Director & Chair
    Kenneth L. VanCleave*  Director, President & Chief Executive Officer
    John P. Carsten*       Director
    Robert K. Crandall*    Director
    Robert J. Lanik*       Director
    David J. Myers*        Director
    James E. Rembolt*      Director
    Karen M. Gustin*       Director, Senior Vice President, Group Marketing,
                           National Accounts & Block Acquisition
    William W. Lester*     Director, Executive Vice President & Corporate Treasurer
    Timmy L. Stonehocker*  Director & Executive Vice President
    Robert C. Barth*       Senior Vice President & Chief Financial Officer


    /s/ Robert G. Lange    Director, Vice President, General Counsel & Secretary
    -------------------
    Robert G. Lange

* Signed by Robert G. Lange under Powers of Attorney executed effective as of February 15, 2012

                                 Exhibit Index

     Exhibit

       (f)  1  Amended and Restated Charter
            2  Amended and Restated Bylaws

       (h) Participation Agreements:
            1  The Calvert Funds
            2  Fidelity Variable Insurance Products Funds
            3  Third Avenue Variable Series Trust

       (j)  Powers of Attorney

       (k)  Legal Opinion of Robert G. Lange